Supplement to the
Fidelity® Cash Management Funds:
Prime Fund, Tax-Exempt Fund,
and Treasury Fund - Capital Reserves Class
December 30, 2009
Prospectus

Effective October 1, 2010, FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisers to the funds.

After the close of business on Wednesday, June 30, 2010, shares of Treasury Fund are available to new accounts. Accordingly, the first paragraph in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 13, the first paragraph in the "Shareholder Information" section on page 20 and the first paragraph under the heading "Buying Shares" on page 20 is no longer applicable.

DMFR-10-02 October 1, 2010
1.480142.125

Supplement to the
Fidelity® Cash Management Funds:
Prime Fund, Tax-Exempt Fund,
and Treasury Fund - Daily Money Class
December 30, 2009
Prospectus

Effective October 1, 2010, FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisers to the funds.

After the close of business on Wednesday, June 30, 2010, shares of Treasury Fund are available to new accounts. Accordingly, the first paragraph in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 13, the first paragraph in the "Shareholder Information" section on page 20 and the first paragraph under the heading "Buying Shares" on page 20 is no longer applicable.

DMFI-10-02 October 1, 2010
1.480141.124

Supplement to the
Fidelity® Cash Management Funds:
Treasury Fund - Advisor B Class and Advisor C Class
December 30, 2009
Prospectus

Effective October 1, 2010, FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisers to the funds.

After the close of business on Wednesday, June 30, 2010, shares of Treasury Fund are available to new accounts. Accordingly, the first paragraph in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 5 and 6, the first paragraph in the "Shareholder Information" section on page 11 and the first paragraph under the heading "Buying Shares" on page 11 is no longer applicable.

Effective after the close of business on September 1, 2010 (the "Effective Date"), Class B shares will be closed to new accounts and additional purchases by existing shareholders. After the Effective Date, shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired after that date pursuant to an exchange or distribution reinvestment) until they automatically convert to Daily Money Class shares under the existing conversion schedule. Existing shareholders of Class B shares may continue to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares until they convert to Daily Money Class shares. Existing Class B shareholders may also continue to add to their accounts through the reinvestment of dividends and capital gain distributions (including through the Directed Dividends® Option) until their conversion dates.

After the Effective Date, any purchase orders for Class B shares (other than for an exchange or a distribution reinvestment) received by a fund will be deemed to be a purchase order for Daily Money Class shares of the fund.

After the Effective Date, the Reinstatement Privilege will no longer be offered for Class B shares.

All other Class B share features, including but not limited to distribution and service fees, contingent deferred sales charges (CDSC), and conversion features, will remain unchanged.

The following supplements information under the "Fund Distribution" section on page 22.

6. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

DMFB/DMFC-10-03 October 1, 2010
1.480136.127

Supplement to the

Fidelity® Cash Management Funds

Prime Fund, Tax-Exempt Fund, and Treasury Fund
Funds of Fidelity Newbury Street Trust

Capital Reserves Class, Daily Money Class, Advisor B Class and Advisor C Class

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2009

Effective October 1, 2010, the master international fixed-income research agreement with FIL Investment Advisors and the sub-research agreement with FIL Investment Advisors (U.K.) Ltd. have been terminated on behalf of the funds.

Effective May 28, 2010, the following information replaces the similar information regarding each fund's non-fundamental investment limitation with respect to illiquid securities in the "Investment Policies and Limitations" section beginning on page 2.

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following information supplements the information in the "Fund Holdings Information" section beginning on page 31.

Beginning on or before October 7, 2010, the funds will provide a full list of holdings as of the last business day of the previous month on the web site. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

DMFB-10-02 October 1, 2010
1.480137.119

Supplement to the
Fidelity Tax-Free Money Market Fund
December 30, 2009
Prospectus

Effective October 1, 2010, FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisers to the fund.

TFM-10-01 October 1, 2010
1.761611.116

Supplement to the

Fidelity Tax-Free Money Market Fund (FMOXX)

A Class of shares of Fidelity® Cash Management Funds: Tax-Exempt Fund

A Fund of Fidelity Newbury Street Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2009

Effective October 1, 2010, the master international fixed-income research agreement with FIL Investment Advisors and the sub-research agreement with FIL Investment Advisors (U.K.) Ltd. have been terminated on behalf of the fund.

Effective May 28, 2010, the following information replaces the similar information regarding the fund's non-fundamental investment limitation with respect to illiquid securities in the "Investment Policies and Limitations" section beginning on page 2.

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following information supplements the information in the "Fund Holdings Information" section beginning on page 25.

Beginning on or before October 7, 2010, the fund will provide a full list of holdings as of the last business day of the previous month on the web site. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

TFMB-10-02 October 1, 2010
1.779043.109